UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 16, 2005
                Date of report (Date of earliest event reported)

                            Valmont Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       1-31429                                            47-0351813
(Commission File Number)                       (IRS Employer Identification No.)

       One Valmont Plaza
           Omaha, NE                                       68154
(Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 963-1000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement.

     On May 16, 2005, Valmont Industries, Inc. entered into Amendment No. 4 to the Credit Agreement, dated as of May 4, 2004 by and among the parties and lenders set forth on Amendment No. 4 included with the amendments to the Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The Credit Agreement, as amended by Amendment No. 4: (1) increases, at Valmont's request at any time prior to May 31, 2007 and with the lender's consent, the $150 million revolving credit facility thereunder up to $200 million, (2) accrues interest for the revolving credit facility under the Credit Agreement at the company's option at (a) the higher of the prime lending rate and the Federal Funds Rate plus 50 basis points or (b) LIBOR plus a spread of
62.5 to 137.5 basis points, inclusive of facility fees, depending on the company's debt to EBITDA ratio, and (3) accrues interest for the term loan facility under the Credit Agreement at the company's option at (a) the higher of the prime lending rate and the Federal Funds rate plus 50 basis points or (b) LIBOR plus a spread of 62.5 to 137.5 basis points, depending on the company's debt to EBITDA ratio.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The amendment of the company's Credit Agreement disclosed under Item 1.01 is incorporated by reference under this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Amendments 1, 2, 3, and 4 to Credit Agreement, dated as of May 4, 2004 by and between Valmont Industries, Inc. and the parties and lenders named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Valmont Industries, Inc.

Date:  May 16, 2005
                                        By:   /s/ Terry J. McClain
                                             -----------------------------------
                                             Name:  Terry J. McClain
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description                                          Page No.

10.1      Amendments 1, 2, 3, and 4 to Credit Agreement, dated as of
          May 4, 2004 by and between Valmont Industries, Inc. and the parties and lenders named therein...............................5